UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2013

CFS BANCORP, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Indiana	000-24611	35-2042093
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
707 Ridge Road Munster, IN		46321 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (219) 836-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 13, 2013, CFS Bancorp, Inc. (“CFS”), entered into an Agreement of Reorganization and Merger (the “Agreement”) with First Merchants Corporation (“First Merchants”), an Indiana corporation headquartered in Muncie, Indiana. In accordance with the Agreement, CFS will merge with and into First Merchants (“the Merger”), and its wholly-owned bank subsidiary, Citizens Financial Bank, will merge with and into First Merchants Bank.

The Agreement provides that at the effective time of the Merger, each outstanding share of common stock of CFS will be converted into the right to receive 0.65 shares of First Merchants common stock. Pursuant to the Agreement, at the effective time of the Merger, CFS’ outstanding stock options will be converted into options to purchase shares of First Merchants’ common stock, and all outstanding shares of restricted stock will be converted into shares of First Merchants’ common stock based on the exchange ratio. Based on the closing price per share of First Merchants’ common stock on May 10, 2013 of $16.14, the transaction value is estimated at approximately $114.7 million.  The transaction is expected to be a tax-free stock exchange for those CFS shareholders receiving First Merchants’ common stock pursuant to the Merger.

The transaction, which has been approved by the boards of directors of both CFS and First Merchants, is expected to close in the fourth quarter of 2013. The transaction is subject to approval by the shareholders of both CFS and First Merchants, regulatory approval and other customary closing conditions.

The Agreement contains certain termination rights for both First Merchants and Citizens.  Under certain circumstances, termination of the Agreement by CFS may result in the payment of a termination fee to First Merchants, all as more fully described in the Agreement.

In connection with the Merger, each of the directors of CFS has agreed to vote all of the shares of CFS common stock owned of record and beneficially by such director in favor of the Merger. A copy of the Voting Agreement by and among First Merchants and each of CFS’ directors is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description of the Agreement is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement has been attached as an exhibit to provide investors with information regarding its terms. It is not intended to provide any other financial information about CFS or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of CFS or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures made by CFS.

Item 7.01.    Regulation FD Disclosure.

On May 13, 2013, CFS and First Merchants issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on May 13, 2013, First Merchants intends to provide supplemental information regarding the proposed transaction in connection with a conference call with analysts and investors.  A copy of the slides that will be made available in connection with the call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The joint press release and slides included as Exhibits 99.1 and 99.2, respectively, are being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for any purpose.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which may include First Merchants’ or CFS’ expectations or predictions of future financial or business performance or conditions.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving First Merchants and CFS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and neither First Merchants nor CFS assumes any duty to update forward-looking statements.  In addition to factors previously disclosed in First Merchants’ and CFS’  reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by First Merchants’ and CFS’ shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the CFS and First Merchants businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in First Merchants’ stock price before closing, including as a result of the financial performance of First Merchants prior to closing; the reaction to the transaction of the companies’ customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board, the OCC, the FDIC and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information for Shareholders

The proposed Merger will be submitted to First Merchants’ and CFS’ shareholders for their consideration.  In connection with the proposed Merger, First Merchants will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement for First Merchants and CFS and a Prospectus of First Merchants, as well as other relevant documents concerning the proposed transaction.  SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION.  Once filed, you may obtain a free copy of the Proxy Statement and Prospectus, when they become available, as well as other filings containing information about First Merchants and CFS, at the SEC’s website (http://www.sec.gov).  You may also obtain these documents, free of charge, by accessing First Merchants’ website (http://www.firstmerchants.com) under the tab “Investors,” then under the heading “Financial Information,” and finally under the link “SEC Filings,” or by accessing CFS’ website (http://www.mybankcitizens.com) under the “Investor Relations” tab, then under the “Financial Documents” tab, and finally under the link “SEC Filings.”

First Merchants and CFS and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Merchants and CFS in connection with the proposed Merger.  INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF FIRST MERCHANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR FIRST MERCHANTS’ 2013 ANNUAL MEETING OF SHAREHOLDERS FILED WITH THE SEC ON MARCH 29, 2013, AND FIRST MERCHANTS’ ANNUAL REPORT ON FORM 10-K FILED ON MARCH 15, 2013.  INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CFS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR CFS’ 2013 ANNUAL MEETING OF SHAREHOLDERS FILED WITH THE SEC ON APRIL 2, 2013.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and Prospectus regarding the proposed Merger when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Agreement of Reorganization and Merger between First Merchants Corporation and CFS Bancorp, Inc. dated as of May 13, 2013.*
10.1	Voting Agreement dated May 13, 2013, by and among First Merchants Corporation and certain shareholders of CFS Bancorp, Inc.
99.1	Joint Press Release dated May 13, 2013.
99.2	Conference Call Presentation, May 13, 2013.

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2013	CFS BANCORP, INC. (Registrant) By: /s/Jerry A. Weberling Name: Jerry A. Weberling Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
2.1	Agreement of Reorganization and Merger between First Merchants Corporation and CFS Bancorp, Inc. dated as of May 13, 2013.*
10.1	Voting Agreement dated May 13, 2013, by and among First Merchants Corporation and certain shareholders of CFS Bancorp, Inc.
99.1	Joint Press Release dated May 13, 2013.
99.2	Conference Call Presentation, May 13, 2013.

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.